UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
iShares Developed Real Estate Index Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief  Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2022

Date of reporting period: 07/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	iShares Developed Real Estate Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.19%	36.45%

U.S. small cap equities (Russell 2000® Index)	7.86	51.97

International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31

Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of July 31, 2021	iShares Developed Real Estate Index Fund

Investment Objective

iShares Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended July 31, 2021, the Fund’s Institutional Shares returned 21.52%, Investor A Shares returned 21.33% and Class K Shares returned 21.61%. The benchmark FTSE EPRA Nareit Developed Index returned 20.91% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

Following the strong end to 2020, favorable market conditions in the United States continued with signs of a sooner-than-expected economic activity restart. Monetary conditions remained supportive, as the Fed signaled a continuing environment of low interest rates. With both the Senate and Congress passing a new $1.9 trillion stimulus package, and the United States starting to lead in the COVID-19 vaccine rollout, optimism continued to rise for strong economic growth in the first quarter of 2021. Despite the heightened volatility at the beginning of the quarter related to retail trading activity, the positive news about the stimulus package and the potential infrastructure bill soothed the market and supported returns over the quarter.

The vaccination rollout in other developed markets during the first quarter of 2021 boosted optimism for a global economic recovery. However, the reappearance of high numbers of daily COVID-19 cases across Europe weighed down on the general sentiment, especially as social restrictions were tightened again across Europe.

In the first quarter of 2021, European countries were strong performers. In the Asia-Pacific region, Japanese equities posted a positive return over the quarter supported by higher-than-expected quarterly earnings results and by the low daily new COVID-19 cases recorded across the country, but trailed other Asia-Pacific markets including Australia, Hong Kong and Singapore.

Over the second quarter of 2021, the U.S. equity market rallied as the COVID-19 vaccination campaign continued to accelerate, and as more signs emerged for a sooner-than-expected economic activity restart. The U.S. Consumer Price Index (a measure of the average change overtime in the prices paid by consumers for a market basket of consumer goods and services) increased by more than 4% (over the one-year period as of April 2021), which raised questions on whether this surge was sparked by temporary factors at play. However, inflation concerns and the Fed’s cautious optimism about the recovery muted the market rally in May 2021. In June 2021, the U.S. equity market extended its rally, supported by the prospect of more fiscal stimulus, as President Joe Biden reached a bipartisan $1 trillion agreement for infrastructure spending. The domestic markets continued climbing in June, as Fed commentary eased investors’ worries about the potential for tightening monetary policy too quickly. Furthermore, U.S. economic data over the second quarter of 2021 was generally very strong.

After a relatively slow start in the second quarter of 2021, the vaccination rate across other developed markets picked up, leading to more economic activities restarting. The prospect for strong growth, signaled by strong economic data, also boosted European equities over the quarter. Strong corporate earnings in Europe supported market performance as companies benefited from a combination of demand recovery and supply constraints. Services increased over the quarter, as the ease of COVID-19 restrictions helped fuel higher demand. However, despite the improving economic outlook, the European Central Bank policy makers signaled that it was still too soon to withdraw stimulus measures, despite the Bank of England announcing its plans to slow its quantitative easing program.

In Japan, a consistent increase in COVID-19 cases led the government to extend the state of emergency until June 20, 2021. While the market performance was initially weighed down by the slow vaccination campaign, the market began to rally in the second quarter of 2021 as the government rolled out mass vaccination efforts throughout the country. The Japanese equity market started to recover by the end of May, but investors’ concerns over the low vaccination rate persisted, resulting in slight negative performance for the quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the FTSE EPRA Nareit Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021 (continued)	iShares Developed Real Estate Index Fund

Performance Summary for the Period Ended July 31, 2021

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)
Institutional	21.52%	35.81%	5.32%	6.64%
Investor A	21.33	35.39	5.02	6.36
Class K	21.61	35.97	5.37	6.70
FTSE EPRA Nareit Developed Index(d)	20.91	34.93	4.74	6.13

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the FTSE EPRA Nareit Developed Index and in depositary receipts representing securities of the FTSE EPRA Nareit Developed Index.

(c)	The Fund commenced operations on August 13, 2015.
(d)	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,215.20	$1.04		$1,000.00	$1,023.85	$0.95		0.19%
Investor A	1,000.00	1,213.30	2.69		1,000.00	1,022.36	2.46		0.49
Class K	1,000.00	1,216.10	0.77		1,000.00	1,024.10	0.70		0.14

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Prologis, Inc.	5%
Public Storage	2
Digital Realty Trust, Inc.	2
Simon Property Group, Inc.	2
Vonovia SE	2
Equinix, Inc.	2
Welltower, Inc.	2
AvalonBay Communities, Inc.	2
Equity Residential	2
Alexandria Real Estate Equities, Inc.	1

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Net Assets
United States	58%
Japan	10
Hong Kong	5
United Kingdom	5
Germany	5
Australia	3
Canada	3
Singapore	3
Sweden	3
France	2
Belgium	1
Switzerland	1
Luxembourg	1
Spain	1
Other#	— (a)
Liabilities in Excess of Other Assets	(1)

(a)	Rounds to less than 1% of net assets.
#	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

F U N D S U M M A R Y	5

About Fund Performance	iShares Developed Real Estate Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on February 1, 2021 and held through July 31, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments (unaudited) July 31, 2021	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Equity Real Estate Investment Trusts (REITs) — 81.9%
Aberdeen Standard European Logistics Income PLC(a)	338,986	$560,054
Acadia Realty Trust	104,262	2,231,207
Activia Properties, Inc.	885	4,020,107
Advance Residence Investment Corp.	1,652	5,636,804
Aedifica SA	46,021	6,592,828
AEON REIT Investment Corp.	1,994	2,900,840
Agree Realty Corp.	85,471	6,423,146
Alexander’s, Inc.	2,666	743,387
Alexandria Real Estate Equities, Inc.	187,742	37,799,974
Allied Properties Real Estate Investment Trust	162,166	5,941,494
alstria office REIT-AG	228,001	4,823,863
American Assets Trust, Inc.	63,466	2,343,799
American Campus Communities, Inc.	175,116	8,810,086
American Finance Trust, Inc.	140,211	1,187,587
American Homes 4 Rent, Class A	355,567	14,933,814
Americold Realty Trust	322,971	12,547,423
Apartment Income REIT Corp.	199,878	10,521,578
Apartment Investment and Management Co., Class A(b)	188,862	1,314,480
Apple Hospitality REIT, Inc.	266,879	3,989,841
Armada Hoffler Properties, Inc.	75,329	979,277
Artis Real Estate Investment Trust	134,127	1,262,144
Ascencio	5,983	354,863
Ascendas Real Estate Investment Trust	4,184,859	9,630,374
Ascott Residence Trust	2,256,900	1,716,478
Assura PLC	3,368,362	3,656,288
AvalonBay Communities, Inc.	178,936	40,766,989
Befimmo SA	28,565	1,210,699
Big Yellow Group PLC	205,599	4,149,566
BMO Commercial Property Trust Ltd.	736,185	956,882
BMO Real Estate Investments Ltd.	272,150	281,447
Boardwalk Real Estate Investment Trust	49,824	1,824,271
Boston Properties, Inc.	200,361	23,518,374
Brandywine Realty Trust	215,669	3,010,739
British Land Co. PLC	1,184,783	8,388,185
Brixmor Property Group, Inc.	378,628	8,716,017
Broadstone Net Lease, Inc.	180,850	4,705,717
BWP Trust	649,910	1,963,206
Camden Property Trust	121,248	18,113,239
Canadian Apartment Properties REIT	218,925	10,940,986
Capital & Counties Properties PLC	928,192	2,201,317
CapitaLand Integrated Commercial Trust	5,595,644	8,866,718
CareTrust REIT, Inc.	118,372	2,855,133
Carmila SA	46,751	659,779
CDL Hospitality Trusts(c)	1,044,600	931,915
Centerspace	17,412	1,567,080
Centuria Industrial REIT	584,380	1,643,425
Champion REIT	2,587,000	1,469,516
Charter Hall Long Wale REIT	682,647	2,465,078
Charter Hall Retail REIT	644,990	1,758,677
Choice Properties Real Estate Investment Trust	327,104	3,854,143
Civitas Social Housing PLC	806,929	1,326,931
Cofinimmo SA	37,757	6,101,578
Columbia Property Trust, Inc.	150,911	2,515,686
Comforia Residential REIT, Inc.	822	2,626,712
Cominar Real Estate Investment Trust	216,661	1,986,696
Community Healthcare Trust, Inc.	29,047	1,447,412
CoreSite Realty Corp.	54,453	7,525,949
Corporate Office Properties Trust	143,566	4,226,583

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Cousins Properties, Inc.	189,595	$7,530,713
Covivio	64,138	6,025,216
Crombie Real Estate Investment Trust	115,757	1,702,582
Cromwell Property Group	1,916,084	1,231,834
CubeSmart	259,231	12,873,411
Custodian REIT PLC	503,149	733,246
CyrusOne, Inc.	156,652	11,164,588
Daiwa House REIT Investment Corp.	2,576	7,669,515
Daiwa Office Investment Corp.	361	2,604,623
Daiwa Securities Living Investments Corp.	2,535	2,783,183
Derwent London PLC	129,092	6,509,118
Dexus	1,379,302	10,419,317
DiamondRock Hospitality Co.(b)	257,220	2,214,664
Digital Realty Trust, Inc.	360,292	55,542,615
DigitalBridge Group, Inc.(b)	607,618	4,229,021
Diversified Healthcare Trust	307,287	1,198,419
Douglas Emmett, Inc.	212,769	7,106,485
Dream Industrial Real Estate Investment Trust	229,746	2,955,613
Dream Office Real Estate Investment Trust	45,031	805,620
Duke Realty Corp.	480,390	24,442,243
Easterly Government Properties, Inc.	107,770	2,446,379
EastGroup Properties, Inc.	50,528	8,904,044
Empire State Realty Trust, Inc., Class A	179,734	2,054,360
Empiric Student Property PLC(b)	770,107	1,036,195
EPR Properties	94,652	4,760,996
Equinix, Inc.	57,396	47,088,252
Equity Commonwealth	149,062	3,918,840
Equity LifeStyle Properties, Inc.	222,983	18,685,975
Equity Residential	473,084	39,800,557
Essential Properties Realty Trust, Inc.	148,778	4,433,584
Essex Property Trust, Inc.	83,171	27,288,405
Eurocommercial Properties NV	61,263	1,536,809
Extra Space Storage, Inc.	168,315	29,310,374
Federal Realty Investment Trust	99,801	11,729,612
First Capital Real Estate Investment Trust	284,299	4,124,569
First Industrial Realty Trust, Inc.	164,568	9,015,035
Fortune Real Estate Investment Trust	1,811,000	1,968,103
Four Corners Property Trust, Inc.	93,244	2,677,035
Franklin Street Properties Corp.	126,369	659,646
Frasers Centrepoint Trust	1,395,705	2,493,550
Frasers Logistics & Commercial Trust	3,425,700	3,836,701
Frontier Real Estate Investment Corp.	581	2,694,293
Fukuoka REIT Corp.	933	1,568,169
Gaming and Leisure Properties, Inc.	284,662	13,475,899
GCP Student Living PLC	592,768	1,742,650
Gecina SA	66,040	10,473,351
Getty Realty Corp.	50,645	1,599,876
Global Net Lease, Inc.	124,910	2,307,088
Global One Real Estate Investment Corp.	1,237	1,428,826
GLP J-REIT	5,254	9,410,793
Goodman Property Trust	1,415,078	2,401,008
GPT Group	2,498,019	8,564,968
Granite Real Estate Investment Trust	74,049	5,126,926
Great Portland Estates PLC	324,601	3,435,435
H&R Real Estate Investment Trust	360,435	4,862,232
Hamborner REIT AG	95,104	1,047,921
Hammerson PLC	5,198,459	2,666,806
Healthcare Realty Trust, Inc.	183,191	5,840,129
Healthcare Trust of America, Inc., Class A	278,328	7,957,397
Healthpeak Properties, Inc.	691,890	25,579,173
Heiwa Real Estate REIT, Inc.	1,106	1,761,919
Hibernia REIT PLC	866,417	1,342,317

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) July 31, 2021	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Highwoods Properties, Inc.	131,439	$6,268,326
Hoshino Resorts REIT, Inc.	284	1,806,439
Host Hotels & Resorts, Inc.(b)	897,267	14,293,463
Hudson Pacific Properties, Inc.	187,677	5,116,075
Hulic REIT, Inc.	1,531	2,708,732
ICADE	41,449	3,788,840
Ichigo Office REIT Investment	1,525	1,381,252
Immobiliare Grande Distribuzione SIIQ SpA(b)	88,873	427,726
Impact Healthcare REIT PLC	341,458	563,796
Independence Realty Trust, Inc.	129,838	2,503,277
Industrial & Infrastructure Fund Investment Corp.	2,430	4,710,023
Industrial Logistics Properties Trust	85,690	2,322,199
Ingenia Communities Group	380,066	1,622,260
Inmobiliaria Colonial Socimi SA	413,857	4,413,529
Innovative Industrial Properties, Inc.	30,637	6,586,649
InterRent Real Estate Investment Trust	165,065	2,378,862
Intervest Offices & Warehouses NV	29,233	861,961
Invesco Office J-REIT, Inc.	5,504	1,141,917
Invincible Investment Corp.	6,217	2,442,461
Invitation Homes, Inc.	728,618	29,640,180
Irish Residential Properties REIT PLC	562,785	1,028,109
Japan Excellent, Inc.	1,651	2,297,936
Japan Hotel REIT Investment Corp.	5,728	3,492,976
Japan Logistics Fund, Inc.	1,103	3,346,871
Japan Metropolitan Fund Invest	8,797	9,215,169
Japan Prime Realty Investment Corp.	1,126	4,404,050
Japan Real Estate Investment Corp.	1,664	10,450,664
JBG SMITH Properties	158,429	5,169,538
Kenedix Office Investment Corp.	483	3,561,637
Kenedix Residential Next Investment Corp.	1,278	2,766,711
Kenedix Retail REIT Corp.	778	2,159,345
Keppel DC REIT	1,554,391	3,026,239
Keppel REIT	2,732,200	2,421,948
Killam Apartment Real Estate Investment Trust	129,498	2,148,612
Kilroy Realty Corp.	148,487	10,285,694
Kimco Realty Corp.	528,068	11,263,690
Kite Realty Group Trust	110,535	2,228,386
Kiwi Property Group Ltd.	1,971,785	1,601,912
Klepierre SA(b)	235,463	5,701,014
Land Securities Group PLC	913,000	8,986,090
Lar Espana Real Estate Socimi SA	80,137	504,782
LaSalle Logiport REIT	2,280	4,177,385
Leasinvest Real Estate SCA	3,208	259,534
Lexington Realty Trust	355,797	4,678,731
Life Storage, Inc.	97,766	11,473,818
Link REIT	2,673,700	25,550,808
LondonMetric Property PLC	1,128,106	3,897,238
LTC Properties, Inc.	49,119	1,859,154
LXI REIT PLC	813,885	1,629,260
Macerich Co.	251,185	4,094,315
Mack-Cali Realty Corp.(b)	114,896	2,068,128
Manulife U.S. Real Estate Investment Trust	1,851,300	1,407,884
Mapletree Commercial Trust	2,806,747	4,468,527
Mapletree Industrial Trust	2,372,910	5,254,021
Mapletree Logistics Trust	3,676,816	5,724,688
Medical Properties Trust, Inc.	747,308	15,715,887
Mercialys SA	75,142	910,226
Merlin Properties Socimi SA	425,040	4,767,265
Mid-America Apartment Communities, Inc.	146,117	28,215,193
Mirvac Group	5,043,958	10,586,768
Mitsubishi Estate Logistics REIT Investment Corp.	484	2,231,386
Mitsui Fudosan Logistics Park, Inc.	641	3,587,567
Monmouth Real Estate Investment Corp.	123,679	2,354,848

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Montea C.V.A	15,465	$2,073,024
Mori Hills REIT Investment Corp.	2,069	3,043,172
Mori Trust Sogo REIT, Inc.	1,254	1,809,114
National Health Investors, Inc.	56,931	3,884,402
National Retail Properties, Inc.	223,434	10,919,220
National Storage Affiliates Trust	99,750	5,403,457
National Storage REIT	1,469,566	2,306,509
NewRiver REIT PLC	418,143	486,480
NexPoint Residential Trust, Inc.	29,098	1,715,327
Nippon Accommodations Fund, Inc.	592	3,623,434
Nippon Building Fund, Inc.	1,898	12,266,106
Nippon Prologis REIT, Inc.	2,899	9,681,392
NIPPON REIT Investment Corp.	549	2,277,409
Nomura Real Estate Master Fund, Inc.	5,744	9,127,072
NorthWest Healthcare Properties Real Estate Investment Trust	213,350	2,231,659
NSI NV	24,138	1,003,611
NTT UD REIT Investment Corp.	1,677	2,435,409
Office Properties Income Trust	60,554	1,754,855
Omega Healthcare Investors, Inc.	300,722	10,910,194
Orix JREIT, Inc.	3,369	6,428,332
Paramount Group, Inc.	237,260	2,315,658
Park Hotels & Resorts, Inc.(b)	300,290	5,555,365
Parkway Life Real Estate Investment Trust	511,600	1,751,964
Pebblebrook Hotel Trust(c)	165,211	3,715,595
Physicians Realty Trust	273,513	5,183,071
Picton Property Income Ltd.	739,788	947,070
Piedmont Office Realty Trust, Inc., Class A	156,149	2,969,954
Precinct Properties New Zealand Ltd.	1,349,214	1,502,320
Primary Health Properties PLC	1,662,180	3,781,276
Prologis, Inc.	946,942	121,246,454
PRS REIT PLC	596,491	866,434
PS Business Parks, Inc.	25,531	3,923,349
Public Storage	193,556	60,482,379
QTS Realty Trust, Inc., Class A	87,338	6,787,036
Realty Income Corp.	479,673	33,716,215
Regency Centers Corp.	217,981	14,258,137
Regional REIT Ltd.(a)	524,836	644,953
Retail Estates NV	12,260	993,393
Retail Opportunity Investments Corp.	152,522	2,695,064
Retail Properties of America, Inc., Class A	278,906	3,517,005
Rexford Industrial Realty, Inc.	172,766	10,628,564
RioCan Real Estate Investment Trust	405,281	7,338,328
RLJ Lodging Trust	208,061	2,985,675
RPT Realty	101,833	1,297,352
Ryman Hospitality Properties, Inc.(b)	68,355	5,242,828
Sabra Health Care REIT, Inc.	276,703	5,143,909
Safehold, Inc.(c)	22,674	2,047,916
Safestore Holdings PLC	262,567	3,854,066
Scentre Group	6,649,819	12,696,108
Schroder Real Estate Investment Trust Ltd.	569,193	388,469
Segro PLC	1,538,726	26,010,992
Sekisui House REIT, Inc.	5,147	4,534,214
Service Properties Trust	206,893	2,302,719
Shaftesbury PLC	356,410	2,921,532
Shopping Centres Australasia Property Group	1,374,413	2,480,533
Simon Property Group, Inc.	418,703	52,974,304
SITE Centers Corp.	220,214	3,492,594
SL Green Realty Corp.	89,732	6,681,445
SmartCentres Real Estate Investment Trust	165,846	4,009,230
Spirit Realty Capital, Inc.	146,606	7,362,553
STAG Industrial, Inc.	204,517	8,450,642
Standard Life Investment Property Income Trust Ltd.	521,264	515,885

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) July 31, 2021	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Stockland	3,058,547	$9,891,697
STORE Capital Corp.	312,484	11,308,796
Summit Hotel Properties, Inc.(b)	133,529	1,203,096
Summit Industrial Income REIT	198,703	3,021,318
Sun Communities, Inc.	141,842	27,816,635
Sunstone Hotel Investors, Inc.(b)	273,163	3,152,301
Suntec Real Estate Investment Trust	2,665,500	2,868,451
Tanger Factory Outlet Centers, Inc.	126,068	2,164,588
Target Healthcare REIT PLC	643,471	1,114,454
Terreno Realty Corp.	87,143	5,957,095
Tokyu REIT, Inc.	1,120	2,086,329
Triple Point Social Housing REIT PLC(a)	494,803	720,790
Tritax Big Box REIT PLC	2,202,868	6,444,619
UDR, Inc.	378,988	20,840,550
UK Commercial Property REIT Ltd.	911,777	1,027,881
Unibail-Rodamco-Westfield(b)	173,372	14,430,756
UNITE Group PLC	407,738	6,560,203
United Urban Investment Corp.	3,799	5,588,248
Universal Health Realty Income Trust	16,769	1,001,948
Urban Edge Properties	152,001	2,888,019
Vastned Retail NV	22,978	686,752
Ventas, Inc.	481,117	28,761,174
VEREIT, Inc.	295,289	14,460,302
VICI Properties, Inc.	689,262	21,498,082
Vicinity Centres	4,830,801	5,520,097
Vornado Realty Trust	224,434	9,762,879
Warehouses De Pauw CVA	178,334	7,669,834
Washington Real Estate Investment Trust	111,495	2,708,214
Waypoint REIT	999,772	1,932,181
Weingarten Realty Investors	152,798	4,918,568
Welltower, Inc.	536,192	46,573,637
Wereldhave NV	50,976	841,473
Workspace Group PLC	173,302	2,080,085
WP Carey, Inc.	226,459	18,272,977
WPT Industrial Real Estate Investment Trust	87,239	1,652,307
Xenia Hotels & Resorts, Inc.(b)	146,444	2,589,130
Xior Student Housing NV	26,064	1,685,053

		2,029,541,822

Health Care Providers & Services — 0.1%
Chartwell Retirement Residences(c)	283,032	2,974,150

Hotels, Restaurants & Leisure — 0.1%
Pandox AB(b)	114,875	1,922,946

Real Estate Management & Development — 17.9%
ADLER Group SA(a)	116,788	2,834,522
Aeon Mall Co. Ltd.	151,700	2,312,229
Allreal Holding AG, Registered Shares	17,981	3,719,865
Amot Investments Ltd.	196,920	1,300,147
Aroundtown SA	1,537,322	12,032,727
Atrium Ljungberg AB, B Shares	60,928	1,491,525
Azrieli Group Ltd.	47,577	3,789,247
CA Immobilien Anlagen AG	53,044	2,335,094
CapitaLand Ltd.	3,302,300	9,811,020
Castellum AB	347,734	9,739,014
Catena AB	34,574	2,076,432
City Developments Ltd.	599,800	3,025,691
Citycon OYJ	99,233	872,888

Security	Shares	Value

Real Estate Management & Development (continued)
CK Asset Holdings Ltd.	3,050,000	$20,751,270
CLS Holdings PLC	194,168	685,641
Corem Property Group AB	872,036	2,213,418
Deutsche EuroShop AG	67,806	1,609,273
Deutsche Wohnen SE	442,228	27,609,231
Dios Fastigheter AB	112,558	1,278,117
Entra ASA(a)	213,702	5,210,268
Fabege AB	330,173	5,717,668
Fastighets AB Balder, B Shares(b)	128,953	8,898,855
Grainger PLC	848,081	3,566,751
Grand City Properties SA	122,157	3,244,533
Hang Lung Properties Ltd.	2,596,000	6,719,456
Helical PLC	141,679	894,637
Henderson Land Development Co. Ltd.	1,664,000	7,434,582
Hiag Immobilien Holding AG	3,673	415,612
Hongkong Land Holdings Ltd.	1,484,800	6,736,502
Hufvudstaden AB, A Shares	137,429	2,511,992
Hulic Co. Ltd.	465,000	5,290,183
Hysan Development Co. Ltd.	784,000	3,087,111
Intershop Holding AG	1,461	1,008,031
Kennedy-Wilson Holdings, Inc.	152,061	3,070,112
K-fast Holding AB(b)	78,917	742,563
Kojamo Oyj	249,840	6,159,961
Kungsleden AB	247,516	3,341,081
LEG Immobilien SE	92,456	14,612,365
Mitsubishi Estate Co. Ltd.	1,463,600	22,959,372
Mitsui Fudosan Co. Ltd.	1,182,400	27,653,092
Mobimo Holding AG	8,280	2,840,579
New World Development Co. Ltd.	1,821,507	8,635,327
Nomura Real Estate Holdings, Inc.	143,500	3,558,290
Nyfosa AB	222,764	3,446,885
Peach Property Group AG	11,471	714,207
Phoenix Spree Deutschland Ltd.	107,027	592,095
Platzer Fastigheter Holding AB, Class B	69,084	1,292,055
PSP Swiss Property AG, Registered Shares	55,115	7,458,603
Sagax AB, Class B	220,129	7,724,214
Samhallsbyggnadsbolaget i Norden AB	1,273,870	6,382,372
Shurgard Self Storage SA	33,248	1,782,235
Sino Land Co. Ltd.	4,445,405	6,811,994
Sirius Real Estate Ltd.	1,233,115	2,037,863
Sumitomo Realty & Development Co. Ltd.	507,200	16,531,278
Sun Hung Kai Properties Ltd.	1,826,500	26,128,743
Swire Properties Ltd.	1,350,400	3,840,748
Swiss Prime Site AG, Registered Shares	97,401	10,371,538
TAG Immobilien AG	161,718	5,363,276
TLG Immobilien AG	11,335	419,621
Tokyo Tatemono Co. Ltd.	253,700	3,816,888
Tricon Capital Group, Inc.	239,124	2,865,425
Tritax EuroBox PLC(a)	788,651	1,308,893
UOL Group Ltd.	631,200	3,392,429
Vonovia SE	727,920	48,464,125
Wallenstam AB, B Shares	206,694	3,470,787

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) July 31, 2021	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Wharf Real Estate Investment Co. Ltd.	2,109,000	$11,911,377
Wihlborgs Fastigheter AB	169,883	3,958,040

		443,881,965

Total Long-Term Investments — 100.0% (Cost: $1,907,242,455)		2,478,320,883

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.09%(d)(e)(f)	2,955,941	2,957,419
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(d)(e)	12,567,369	12,567,369

Total Short-Term Securities — 0.6% (Cost: $15,522,167)		15,524,788

Total Investments — 100.6% (Cost: $1,922,764,622)		2,493,845,671

Liabilities in Excess of Other Assets — (0.6)%		(15,346,541)

Net Assets — 100.0%		$2,478,499,130

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$27,079,375	$—		$(24,121,669	)(a)	$1,735	$(2,022)	$2,957,419	2,955,941	$165,957	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,967,564	7,599,805	(a)	—		—	—	12,567,369	12,567,369	660		—

						$1,735	$(2,022)	$15,524,788		$166,617		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Nikkei 225 Index	15	09/09/21	$1,869	$(42,960)
SPI 200 Index	17	09/16/21	2,280	14,899
Dow Jones U.S. Real Estate Index	416	09/17/21	17,264	317,370

				$289,309

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) July 31, 2021	iShares Developed Real Estate Index Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$332,269	$—	$—	$—	$332,269

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$42,960	$—	$—	$—	$42,960

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended July 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$4,058,372	$—	$—	$—	$4,058,372

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$403,681	$—	$—	$—	$403,681

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$21,655,337

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Equity Real Estate Investment Trusts (REITs)	$1,543,014,849	$486,526,973	$—	$2,029,541,822
Health Care Providers & Services	2,974,150	—	—	2,974,150
Hotels, Restaurants & Leisure	1,922,946	—	—	1,922,946
Real Estate Management & Development	45,599,064	398,282,901	—	443,881,965
Short-Term Securities
Money Market Funds	15,524,788	—	—	15,524,788

	$1,609,035,797	$884,809,874	$—	$2,493,845,671

Derivative Financial Instruments(a)
Assets
Equity Contracts	$332,269	$—	$—	$332,269

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) July 31, 2021	iShares Developed Real Estate Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Equity Contracts	$(42,960)	$—	$—	$(42,960)

	$289,309	$—	$—	$289,309

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

July 31, 2021

iShares Developed
Real Estate Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,478,320,883
Investments, at value — affiliated(c)	15,524,788
Cash pledged for futures contracts	1,232,000
Foreign currency, at value(d)	3,906,122
Receivables:
Investments sold	1,412,359
Securities lending income — affiliated	4,454
Capital shares sold	160,067
Dividends — unaffiliated	4,723,170
Dividends — affiliated	47
Variation margin on futures contracts	33,280
Prepaid expenses	60,754

Total assets	2,505,377,924

LIABILITIES
Collateral on securities loaned, at value	2,998,315
Payables:
Accounting services fees	5,997
Capital shares redeemed	23,432,069
Custodian fees	82,766
Investment advisory fees	250,701
Trustees’ and Officer’s fees	2,711
Other accrued expenses	36,456
Professional fees	59,040
Variation margin on futures contracts	10,739

Total liabilities	26,878,794

NET ASSETS	$2,478,499,130

NET ASSETS CONSIST OF
Paid-in capital	$2,024,685,413
Accumulated earnings	453,813,717

NET ASSETS	$2,478,499,130

(a) Investments, at cost — unaffiliated	$1,907,242,455
(b) Securities loaned, at value	$2,797,515
(c) Investments, at cost — affiliated	$15,522,167
(d) Foreign currency, at cost	$3,894,674

F I N A N C I A L S T A T E M E N T S	13

Statement of Assets and Liabilities  (unaudited) (continued)

July 31, 2021

iShares Developed Real Estate Index Fund

NET ASSET VALUE
Institutional
Net assets	$48,967,537

Shares outstanding	4,213,635

Net asset value	$11.62

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$2,155,586

Shares outstanding	185,768

Net asset value	$11.60

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$2,427,376,007

Shares outstanding	209,324,114

Net asset value	$11.60

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended July 31, 2021

iShares Developed Real Estate Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$31,295,438
Dividends — affiliated	660
Interest — unaffiliated	92
Securities lending income — affiliated — net	165,957
Foreign taxes withheld	(1,887,622)

Total investment income	29,574,525

EXPENSES
Investment advisory	1,361,489
Registration	76,011
Custodian	48,146
Professional	46,307
Transfer agent — class specific	24,486
Trustees and Officer	6,980
Accounting services	4,493
Service — class specific	2,260
Miscellaneous	35,962

Total expenses	1,606,134
Less:
Fees waived and/or reimbursed by the Manager	(4,247)
Transfer agent fees waived and/or reimbursed — class specific	(861)

Total expenses after fees waived and/or reimbursed	1,601,026

Net investment income	27,973,499

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	10,461,037
Investments — affiliated	1,735
Foreign currency transactions	(324,790)
Futures contracts	4,058,372

14,196,354

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	394,229,466
Investments — affiliated	(2,022)
Foreign currency translations	(8,836)
Futures contracts	403,681

394,622,289

Net realized and unrealized gain	408,818,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$436,792,142

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	iShares Developed Real Estate Index Fund

	Six Months Ended 07/31/21 (unaudited)	Year Ended 01/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,973,499	$47,785,494
Net realized gain (loss)	14,196,354	(31,516,131)
Net change in unrealized appreciation (depreciation)	394,622,289	(125,873,474)

Net increase (decrease) in net assets resulting from operations	436,792,142	(109,604,111)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,039,637)	(876,829)
Investor A	(39,255)	(26,483)
Class K	(51,680,146)	(35,024,881)

Decrease in net assets resulting from distributions to shareholders	(52,759,038)	(35,928,193)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	82,790,811	411,997,883

NET ASSETS
Total increase in net assets	466,823,915	266,465,579
Beginning of period	2,011,675,215	1,745,209,636

End of period	$2,478,499,130	$2,011,675,215

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		iShares Developed Real Estate Index Fund
		Institutional
	Six Months Ended		Year Ended January 31,
	07/31/21 (unaudited)		2021	2020	2019		2018	2017

Net asset value, beginning of period	$9.78		$11.08	$10.65	$10.51		$9.97	$9.35

Net investment income(a)	0.13		0.24	0.35	0.36	(b)	0.35	0.29
Net realized and unrealized gain (loss)	1.96		(1.35)	0.81	0.18		0.68	0.56

Net increase (decrease) from investment operations	2.09		(1.11)	1.16	0.54		1.03	0.85

Distributions(c)
From net investment income		(0.22)	(0.16)	(0.72)	(0.40)		(0.45)	(0.23)
From net realized gain		(0.03)	(0.03)	(0.01)	(0.00	)(d)	(0.04)	(0.00	)(d)

Total distributions		(0.25)	(0.19)	(0.73)	(0.40)		(0.49)	(0.23)

Net asset value, end of period	$11.62		$9.78	$11.08	$10.65		$10.51	$9.97

Total Return(e)
Based on net asset value	21.52	%(f)	(9.77)%	11.22%	5.41%		10.36%	9.09%

Ratios to Average Net Assets
Total expenses	0.19	%(g)	0.20%	0.21%	0.20	%(h)	0.22%	3.91	%(i)

Total expenses after fees waived and/or reimbursed	0.19	%(g)	0.20%	0.21%	0.20%		0.22%	0.29	%(i)

Net investment income	2.39	%(g)	2.64%	3.22%	3.50	%(b)	3.37%	2.94	%(i)

Supplemental Data
Net assets, end of period (000)	$48,968		$46,994	$53,799	$38,560		$29,007	$307

Portfolio turnover rate		5%	7%	19%	23%		4%	11%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Developed Real Estate Index Fund (continued)
		Investor A
	Six Months Ended		Year Ended January 31,
	07/31/21 (unaudited)		2021	2020	2019		2018	2017

Net asset value, beginning of period	$9.76		$11.07	$10.64	$10.48		$9.95	$9.35

Net investment income(a)	0.12		0.23	0.34	0.29	(b)	0.29	0.23
Net realized and unrealized gain (loss)	1.95		(1.37)	0.80	0.22		0.70	0.61

Net increase (decrease) from investment operations	2.07		(1.14)	1.14	0.51		0.99	0.84

Distributions(c)
From net investment income		(0.20)	(0.14)	(0.70)	(0.35)		(0.42)	(0.24)
From net realized gain		(0.03)	(0.03)	(0.01)	(0.00	)(d)	(0.04)	(0.00	)(d)

Total distributions		(0.23)	(0.17)	(0.71)	(0.35)		(0.46)	(0.24)

Net asset value, end of period	$11.60		$9.76	$11.07	$10.64		$10.48	$9.95

Total Return(e)
Based on net asset value	21.33	%(f)	(10.07)%	10.96%	5.09%		10.01%	8.93%

Ratios to Average Net Assets
Total expenses	0.59	%(g)	0.65%	0.61%	0.62	%(h)	0.56%	2.27	%(i)

Total expenses after fees waived and/or reimbursed	0.49	%(g)	0.49%	0.49%	0.49%		0.49%	0.49	%(i)

Net investment income	2.14	%(g)	2.51%	3.05%	2.86	%(b)	2.78%	2.24	%(i)

Supplemental Data
Net assets, end of period (000)	$2,156		$1,460	$1,755	$561		$3,323	$1,539

Portfolio turnover rate		5%	7%	19%	23%		4%	11%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 35%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Developed Real Estate Index Fund (continued)
		Class K
	Six Months Ended		Year Ended January 31,
	07/31/21 (unaudited)		2021	2020	2019		2018	2017

Net asset value, beginning of period	$9.76		$11.06	$10.63	$10.49		$9.95	$9.35

Net investment income(a)	0.13		0.25	0.35	0.36	(b)	0.32	0.26
Net realized and unrealized gain (loss)	1.97		(1.36)	0.82	0.18		0.71	0.60

Net increase (decrease) from investment operations	2.10		(1.11)	1.17	0.54		1.03	0.86

Distributions(c)
From net investment income		(0.23)	(0.16)	(0.73)	(0.40)		(0.45)	(0.26)
From net realized gain		(0.03)	(0.03)	(0.01)	(0.00	)(d)	(0.04)	(0.00	)(d)

Total distributions		(0.26)	(0.19)	(0.74)	(0.40)		(0.49)	(0.26)

Net asset value, end of period	$11.60		$9.76	$11.06	$10.63		$10.49	$9.95

Total Return(e)
Based on net asset value	21.61	%(f)	(9.74)%	11.31%	5.48%		10.41%	9.12%

Ratios to Average Net Assets
Total expenses	0.14	%(g)	0.14%	0.15%	0.15	%(h)	0.17%	0.32	%(i)

Total expenses after fees waived and/or reimbursed	0.14	%(g)	0.14%	0.15%	0.14%		0.17%	0.19	%(i)

Net investment income	2.47	%(g)	2.80%	3.20%	3.53	%(b)	3.08%	2.65	%(i)

Supplemental Data
Net assets, end of period (000)	$2,427,376		$1,963,222	$1,689,655	$2,551,691		$1,719,140	$911,094

Portfolio turnover rate		5%	7%	19%	23%		4%	11%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 28%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Developed Real Estate Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BofA Securities, Inc.	$120,844	$(120,844)	$—
Goldman Sachs & Co.	1,289,228	(1,289,228)	—
Morgan Stanley & Co. LLC	105,895	(105,895)	—
State Street Bank & Trust Company	1,281,548	(1,281,548)	—

	$2,797,515	$(2,797,515)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable)

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets.

The Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees
Investor A	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended July 31, 2021, the following table shows the class specific service fees borne directly by each share class of the Fund:

Investor A
Service fees — class specific	$2,260

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended July 31, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended July 31, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total
Reimbursed amounts	$97	$402	$1,751	$2,250

For the six months ended July 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total
Transfer agent fees — class specific	$12,117	$1,779	$10,590	$24,486

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended July 31, 2021, the amount waived was $4,247.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended July 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.29%

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

Share Class	Expense Limitation
Investor A	0.49%
Class K	0.24

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended July 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended July 31, 2021, class specific expense waivers and/or reimbursements are as follows:

Investor A
Transfer agent fees waived and/or reimbursed — class specific	$861

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 13, 2022, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of July 31, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring

Fund Name/Fund Level/Share Class	January 31, 2022	August 13, 2022

iShares Developed Real Estate Index Fund
Fund Level	$—	$—
Institutional	—	—
Investor A	1,105	3,042
Class K	—	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended July 31, 2021, the Fund paid BTC $36,452 for securities lending agent services.

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Notes to Financial Statements (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended July 31, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended July 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

iShares Developed Real Estate Index Fund	$9,270,012	$16,113,539	$(869,458)

7.	PURCHASES AND SALES

For the six months ended July 31, 2021, purchases and sales of investments, excluding short-term investments, were $214,238,681 and $118,356,803, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iShares Developed Real Estate Index Fund	$2,052,236,351	$629,658,580	$(187,759,951)	$441,898,629

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended July 31, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)

be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Manager uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

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Notes to Financial Statements (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 07/31/21		Year Ended 01/31/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares Developed Real Estate Index Fund
Institutional
Shares sold	510,855	$5,503,221	3,596,522	$30,117,781
Shares issued in reinvestment of distributions	94,706	1,039,637	100,237	857,035
Shares redeemed	(1,196,671)	(12,681,423)	(3,745,433)	(32,160,534)

	(591,110)	$(6,138,565)	(48,674)	$(1,185,718)

Investor A
Shares sold	55,509	$614,857	105,154	$927,393
Shares issued in reinvestment of distributions	3,504	38,565	3,075	26,253
Shares redeemed	(22,819)	(256,843)	(117,223)	(1,040,732)

	36,194	$396,579	(8,994)	$(87,086)

Class K
Shares sold	14,278,108	$154,191,407	65,510,344	$560,625,087
Shares issued in reinvestment of distributions	4,363,280	47,833,834	3,702,403	31,681,193
Shares redeemed	(10,422,121)	(113,492,444)	(20,857,985)	(179,035,593)

	8,219,267	$88,532,797	48,354,762	$413,270,687

	7,664,351	$82,790,811	48,297,094	$411,997,883

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Developed Real Estate Index Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process:

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance was above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2022, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	31

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	Deloitte & Touche LLP
San Francisco, CA 94105	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

CVA	Certificaten Van Aandelen (Dutch Certificate)

REIT	Real Estate Investment Trust

SCA	Societe en Commandite par Actions

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	33

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-07/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

2

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: October 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: October 4, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: October 4, 2021

4